EXHIBIT 4.0


                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE


NUMBER *_________*      CATHETER TECHNOLOGY GROUP, INC.     **________** SHARES
                             A DELAWARE CORPORATION

                   Authorized Common Stock, 30,000,000 Shares


        THIS CERTIFIES THAT **______________** is the record holder of **______________ (_____)** shares of Common Stock of Catheter Technology Group, Inc. (the "Corporation") transferable only on the share register of the Corporation by the holder, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

        A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class and designations thereof, may be obtained by any stockholder, upon request and without charge, upon written request to the Secretary of the Corporation at the Corporation's principal office.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation this ______ day of _____________, 1998.


-------------------------------               ----------------------------------
  Alan W. Walton, Secretary                        Alan J. Rabin, President


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FOR VALUE RECEIVED __________________________________________ HEREBY SELL,
ASSIGN, AND TRANSFER UNTO ___________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________, AS ATTORNEY, TO
TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________, 19____



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(WITNESS)                                  (STOCKHOLDER)


                                           ------------------------------------
                                           (STOCKHOLDER)


NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.